                               EXHIBIT (8)(i)(1)

                  FORM OF AMENDMENT TO PARTICPATION AGREEMENT
                                   (PUTNAM)

                                 AMENDMENT TO
                            PARTICIPATION AGREEMENT

Schedule A of the Participation Agreement, dated as of July 1, 1998, among Putnam Variable Trust, Putnam Retail Management, L.P. and Transamerica Life Insurance Company is hereby deleted in its entirety and replaced with the schedule set forth below effective as of May 1, 2002:


                              AMENDED SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

    Name of Separate Account                Policies Funded by Separate            Portfolios Applicable to Policies
     and Date Established by                          Account
       Board of Directors
-------------------------------------------------------------------------------------------------------------------------------
   Retirement Builder Variable                Transamerica Life Insurance              Putnam VT Global Growth Fund
    Annuity Account, formerly                  Company, Policy Form No.              Putnam VT Growth and Income Fund
     PFL Retirement Builder                        AV288-101-95-796                Putnam VT Growth Opportunities Fund
    Variable Annuity Account              (including successor forms, addenda          Putnam VT Money Market Fund
         March 29, 1996                     and endorsements - may vary by               Putnam VT New Value Fund
                                             state under marketing names:
                                             "Retirement Income Builder II
                                                   Variable Annuity"
                                          "Portfolio Select Variable Annuity"
                                             or successor marketing names)
-------------------------------------------------------------------------------------------------------------------------------
      Separate Account VA I              Transamerica Life Insurance Company,       Putnam VT Diversified Income Fund
          May 15, 2000                formerly known as PFL Life Insurance      Putnam VT The George Putnam Fund of Boston
                                                       Company,                      Putnam VT Growth and Income Fund
                                                    Policy Form No.                       Putnam VT Income Fund
                                                   AV288-101-95-796                      Putnam VT Investors Fund
                                          (including successor forms, addenda            Putnam VT New Value Fund
                                         and endorsements - may vary by state
                                                under marketing names:
                                          "The U.S. Bancorp Investments Inc.
                                           Principal-Plus Variable Annuity"
                                             or successor marketing names)
-------------------------------------------------------------------------------------------------------------------------------
      Separate Account VA E                        Transamerica Life                  Putnam VT Health Sciences Fund
        February 20, 1997                         Insurance Company,               Putnam VT International Growth Fund
                                                    Policy Form No.                      Putnam VT New Value Fund
                                                   AV288-101-95-796                     Putnam VT Technology Fund
                                          (including successor forms, addenda              Putnam VT Vista Fund
                                         and endorsements - may vary by state           Putnam VT Voyager Fund II
                                                under marketing names:
                                          "Privilege Select Variable Annuity"
                                             or successor marketing names)
-------------------------------------------------------------------------------------------------------------------------------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
              SUBJECT TO THE PARTICIPATION AGREEMENT continued...

      Name of Separate Account               Policies Funded by Separate              Portfolios Applicable to Policies
      and Date Established by                          Account
         Board of Directors
-------------------------------------------------------------------------------------------------------------------------------
       Separate Account VA F                      Transamerica Life                   Putnam VT Growth and Income Fund
            May 15, 2000                          Insurance Company                  Putnam VT International Growth Fund
                                                   Policy Form No.                        Putnam VT Investors Fund
                                                   AV288-101-95-796
                                         (including successor forms, addenda
                                         and endorsements - may vary by
                                              state under marketing names:
                                              "Premier Asset Builder
                                            Variable Annuity" or successor
                                                   marketing names)
------------------------------------------------------------------------------------------------------------------------------
       Separate Account VA K             Transamerica Life Insurance Company          Putnam VT Growth and Income Fund
           July 10, 2001                           Policy Form No.                         Putnam VT Research Fund
                                                  AV721 101 149 1001
                                         (including successor forms, addenda
                                         and endorsements - may vary by state
                                                under marketing names:
                                            "Retirement Income Builder III
                                            Variable Annuity" or successor
                                                   marketing names)
------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST                       PUTNAM RETAIL MANAGEMENT, L.P.

By:______________________________           By:_________________________________

Name:____________________________           Name:_______________________________

Title:___________________________           Title:______________________________


TRANSAMERICA LIFE
INSURANCE COMPANY

By:______________________________

Name:____________________________

Title:___________________________


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